                                                                   Exhibit 10.14

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                       Summary of MKS Instruments, Inc.'s
                         2006 Management Incentive Bonus

The 2006 Management Incentive Bonus Plan consists of a Corporate Bonus, which is based on a 2006 corporate pro-forma pre-tax EPS target, and, for some participants, a Product Group Bonus, which is based on the 2006 earnings targets of certain respective product groups. With respect to Leo Berlinghieri, John Bertucci, Jerry Colella and Ron Weigner, the 2006 Management Incentive Plan consists solely of the Corporate Bonus. With respect to Ron Hadar, Robert Klimm and William Stewart, the 2006 Management Incentive Plan consists of the Corporate Bonus and the Product Group Bonus.

The following chart summarizes the individual target bonuses for each of the participants.


                                           Individual Target Bonus
Participant                                (% of annual base earnings)
-----------                                ---------------------------

Leo Berlinghieri                                       75%
John Bertucci                                          60%
Jerry Colella                                          50%
John Smith                                             50%
Ron Weigner                                            40%
Ron Hadar                              40% (of which 70% is Corporate Bonus
                                         and 30% is Product Group Bonus)
Robert Klimm                           40% (of which 70% is Corporate Bonus
                                         and 30% is Product Group Bonus)
William Stewart                        40% (of which 70% is Corporate Bonus
                                         and 30% is Product Group Bonus)

Copies of the 2006 Corporate Bonus Plan and 2006 Group Bonus Plans are below.

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[LOGO MKS]
Technology for Productivity


                            2006 CORPORATE BONUS PLAN
                PRO FORMA PRE-TAX EARNINGS PER SHARE (EPS) TABLE
                            (JANUARY 1 - DECEMBER 31)

THE PAYOUT OF YOUR CORPORATE BONUS WILL BE ACHIEVED ACCORDING TO THE SCHEDULE SHOWN IN THE CHART BELOW. FOR EXAMPLE, YOU WILL RECEIVE 50% OF YOUR TARGET CORPORATE BONUS IF OUR PRO FORMA PRE-TAX EPS REACHES $**, AND 100% OF YOUR TARGET CORPORATE BONUS IF OUR PRO FORMA PRE-TAX EPS REACHES $**. AT A PRO FORMA PRE-TAX EPS OF $** OR MORE, YOU WOULD RECEIVE 200% OF YOUR TARGET CORPORATE BONUS,


               Pro forma             % of Target
               Pre-Tax EPS           Bonus Earned
               -----------           ------------
                  <$**                    0.0%
                   $**                   15.0%
                   $**                   25.0%
                   $**                   35.0%
                   $**                   50.0%
                   $**                   75.0%
                   $**                   85.0%
                   $**                  100.0%
                   $**                  125.0%
                   $**                  150.0%
                   $**                  175.0%
                 >=$**                  200.0%


THIS INFORMATION IS EXTREMELY CONFIDENTIAL AND SHOULD BE TREATED AS SUCH. YOU SHOULD NOT DIVULGE THIS INFORMATION INSIDE OR OUTSIDE OF MKS INSTRUMENTS, INC.


                            PERSONAL AND CONFIDENTIAL
                            =========================

[LOGO MKS]
Technology for Productivity


                      2006 [APPLICABLE](1) GROUP BONUS PLAN

THE PAYOUT OF YOUR PRODUCT GROUP BONUS WILL BE CALCULATED BASED UPON ACTUAL [APPLICABLE] PRODUCT GROUP EARNINGS FOR 2006. THE CHART BELOW SHOWS THE CORRELATION BETWEEN ACTUAL [APPLICABLE PRODUCT GROUP] EARNINGS AND YOUR BONUS PAYOUT. FOR EXAMPLE, YOU WILL RECEIVE 50% OF YOUR TARGET PRODUCT GROUP BONUS IF THE [APPLICABLE] PRODUCT GROUP EARNS $** MILLION IN 2006 AND 100% OF YOUR TARGET PRODUCT GROUP BONUS IF THE GROUP EARNS $** MILLION. IF THE GROUP EARNS $** MILLION OR MORE YOU WOULD RECEIVE 200% OF YOUR TARGET PRODUCT GROUP BONUS.


                                            Percent of
                                           [applicable]
             [applicable] product          product group
             group earnings ($mm)           bonus paid
             --------------------          -------------

                   <$**mm                        0.0%
                    $**mm                       15.0%
                    $**mm                       25.0%
                    $**mm                       35.0%
                    $**mm                       50.0%
                    $**mm                       75.0%
                    $**mm                       85.0%
                    $**mm                      100.0%
                    $**mm                      125.0%
                    $**mm                      150.0%
                    $**mm                      175.0%
                  >=$**mm                      200.0%


THIS INFORMATION IS EXTREMELY CONFIDENTIAL AND SHOULD BE TREATED AS SUCH. YOU SHOULD NOT DIVULGE THIS INFORMATION INSIDE OR OUTSIDE OF MKS INSTRUMENTS, INC.

                            PERSONAL AND CONFIDENTIAL
                            =========================


(1) The Group Bonus Plan portion of the 2006 Management Incentive Bonus Plan relates only to Ron Hadar (CIT products), Bob Klimm (ASTeX products) and Bill Stewart (Vacuum products).

                Summary of Bonus Arrangement for Frank Schneider
                ------------------------------------------------

Frank Schneider, who became the Company's VP and GM of Ion Products when the Company acquired Ion Systems, Inc. ("Ion") in January 2006, is entitled pursuant to the terms of the acquisition agreement to continue to receive a bonus under the Ion bonus plan. Mr. Schneider's bonus will equal up to a maximum of 50% of his base salary and will be paid as follows: 75% based on Ion's performance to its operating income goals for the fiscal year ending June 30, 2006, and 25% based on his performance to individual goals that were specified by the board of directors of Ion. The board of directors will evaluate Mr. Schneider's performance to the specific goals.

Ion's performance will be evaluated based on its achievement of its annual operating income goal. The operating income goal for Ion and its subsidiary for the year ending June 30, 2006 is $**. Ion must achieve at least 80% of its annual operating income goal in order for the bonus to be paid. Below is the schedule of bonus payout percentages based on the percentage of annual operating income goal achieved.

% of Annual Operating Income Goal Achieved            Bonus Payout %
------------------------------------------            --------------

             From 150% to 100%                Payouts in this range are matched
                                                  percentage to percentage
                    99%                                     98%
                    98%                                     96%
                    97%                                     94%
                    96%                                     92%
                    95%                                     90%
                    94%                                     88%
                    93%                                     86%
                    92%                                     84%
                    91%                                     82%
                    90%                                     80%
                    89%                                     78%
                    88%                                     76%
                    87%                                     74%
                    86%                                     72%
                    85%                                     70%
                    84%                                     68%
                    83%                                     66%
                    82%                                     64%
                    81%                                     62%
                    80%                                     60%

The portion of the bonus related to Mr. Schneider's individual goals will have a maximum payout of 100%. Bonuses will be paid annually based on performance to his goals, and on Ion's performance for the entire fiscal year period. No bonus either based on individual goals or operating income will be paid if the operating income does not equal or exceed 80% of goal. There is no additional payout for performance above 150% of the quota. Mr. Schneider must be employed by MKS Instruments, Inc. on the date that bonuses are paid in order to receive his bonus.